                                                                   EXHIBIT 10.24


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is made as of December 13, 2001, by and among ISTA Pharmaceuticals Inc. (the "Company"), a Delaware corporation, with its principal place of business at 15279 Alton Parkway #100, Irvine, California 92618, and Otsuka Pharmaceutical Co., a corporation organized under the laws of Japan, with a principal place of business at 2-9, Kanda Tsukasa-cho, Chiyoda-ku, Tokyo 101-8535, Japan (the "Investor").

         WHEREAS, the Company proposes to issue and sell to the Investor an aggregate of 845,665 shares (the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), pursuant to a Securities Purchase Agreement dated as of the date hereof among the Investor and the Company (the "Purchase Agreement"); and

         WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

         WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to effect the registration of the Shares on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "AFFILIATE" of any Person as of any date means: (a) any other Person controlled by, controlling or under "common control" as that term is defined in the Securities Act with that Person as of such date (including Persons under common investment management); (b) in the case of any trust that is a stockholder of the Company, any beneficiary of that trust as of such date who is entitled to the majority of the assets of that trust; and (c) in the case of any custodial account that is a stockholder of the Company, any beneficiary of that custodial account as of such date.

                  "CLOSING DATE" shall mean the closing date under the Purchase Agreement.

                  "COMMISSION" shall mean the Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "PERSON" shall mean an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

                  "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

                  "REGISTRABLE SECURITIES" shall mean the Shares and any Common Stock of the Company issued as (or issuable upon conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, the term Registrable Securities shall not include (a) any such securities which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) any such securities which have been publicly sold pursuant to Rule 144 under the Securities Act, or (c) any such securities held by and issuable to any holder if all such securities held by such holder (and its Affiliates) may be sold under Rule 144 under the Securities Act during any ninety (90) day period.

                  "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.1 and 2.2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes, fees of transfer agents and registrars, and, with respect to each registration effected or proposed to be effected hereunder, up to $35,000 of fees and disbursements of a single counsel selected by the Investor representing all sellers of Registrable Securities, excluding any Selling Expenses.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "SELLING EXPENSES" shall mean all fees and disbursements of counsel to the sellers of Registrable Securities in excess of $35,000 and underwriting discounts and selling commissions applicable to the sale of Registrable Securities.


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                                   ARTICLE II

                               REGISTRATION RIGHTS

         SECTION 2.1 SHELF REGISTRATION RIGHTS.

                  (a) As soon as practicable, but in any event within 60 days of the Closing Date, the Company shall prepare and file with the Commission a registration statement (the "Shelf Registration Statement") on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Shares), covering the resale of the Shares. In addition, the Company shall as soon as practicable, effect such registration and all such qualifications and compliances as may be so required or requested and as would permit or facilitate the sale and distribution of all or a portion of the Registrable Securities, but in any event shall (i) file within 30 days of any request by the Commission amendments or supplements to the Shelf Registration Statement or the prospectus used in connection therewith and (ii) provide within 30 days any additional information requested by the Commission. If the Company fails to file the Shelf Registration Statement within sixty days or to file upon the request of the Commission an amendment or supplement or provide information requested by the Commission within 30 days, the Company will be required to pay liquidated damages of $2,000 to the Investor for each day after such 60 or 30 day deadline.

                  (b) The Company shall be required to maintain the effectiveness of the Shelf Registration Statement until the "Termination Date" which will be the earliest of (i) the date on which all such Registrable Securities have been sold thereunder, (ii) the later of the second anniversary of the effective date of such registration statement or the date which the Investor owns less than 10% of the outstanding Common Stock of the Company, or
(iii) such time as all of the Registrable Securities may be sold pursuant to Rule 144(k).

                  (c) Notwithstanding the foregoing, the Company shall be entitled to suspend effectiveness of the Shelf Registration Statement for up to 90 days if the Company shall furnish to the Investor a certificate signed by the Chairman of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Shelf Registration Statement to continue to be effective because (i) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction ("Company Activity") that the Company desires to keep confidential for business reasons, and the Company determines in good faith that the public disclosure requirement imposed on the Company pursuant to the Shelf Registration Statement would require disclosure of the Company Activity; or (ii) the Company files a Registration Statement (other than the Registration Statement on Form S-4 or Form S-8, or any successor form) with the Commission for the purpose of registering under the Securities Act any securities to be publicly offered and sold by the Company.

                  (d) Notwithstanding Section 2.1(c) above, the Company may not utilize the right to suspend the effectiveness of the Shelf Registration Statement more than once in any twelve-month period, and the Investor shall be reimbursed for all Registration Expenses incurred prior to the receipt of such certificate.The two year period set forth in Section 2.1(b)(ii) above shall be tolled during any period which use of the Shelf Registration Statement is suspended.


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         SECTION 2.2. REGISTRATION PROCEDURES. In connection with any registration under Section 2.1, the Company shall:

                  (a) Prepare and file with the Commission a registration statement with respect to such securities, including executing an undertaking to file post-effective amendments and use its commercially reasonable efforts to cause such registration statement to become effective;

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) Furnish to each seller of Registrable Securities, such number of conformed copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and the prospectus included therein (including each preliminary and summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                  (d) Use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process or submit to taxation in any such jurisdiction, unless the Company is already subject to service or subject to taxation in such jurisdiction;

                  (e) Cause the Registrable Securities covered by such registration statement to be listed on any securities exchange or quotation system on which the equity securities of the Company are then listed;

                  (f) Immediately notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;


                                       4
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                   (g) Notify each seller of Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceeding for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceeding for any of such purposes;

                  (h) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering, including providing such underwriter(s) an opinion from counsel to the Company and a letter from the independent certified public accountants of the Company. Each seller of Registrable Securities participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                  (i) Use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

         SECTION 2.3 EXPENSES. The Company will pay all Registration Expenses in connection with each registration statement under Section 2.1. All Selling Expenses in connection with each registration statement under Section 2.1 shall be borne by the participating sellers in proportion to the number of shares registered by each, or by such participating sellers other than the Company as they may agree.

         SECTION 2.4 RULE 144 REPORTING. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the Commission that may at any time permit the holders to sell the Registrable Securities to the public without registration or pursuant to the Resale Registration Statement, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the Termination Date; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to the holders of Registrable Securities upon request (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act and (B) a copy of the most recent annual or quarterly report of the Company.

         SECTION 2.5 INDEMNIFICATION.

                  (a) The Company will indemnify each holder of Registrable Securities, each of its officers, directors and partners, legal counsel, and accountants and each Affiliate of such holder, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Affiliate of any such underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such holder, each of its officers, directors, partners, legal counsel, and accountants and each Affiliate of such holder, each such underwriter, and each Affiliate of any such underwriter, for any reasonable legal and any other expenses reasonably incurreded in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                  (b) Each holder will, if Registrable Securities held by such holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each Affiliate of the Company or such underwriter, each other such holder, and each of their officers, directors, and partners, and each Affiliate of such holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or Affiliate of such holder for any reasonable legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such holder and stated to be specifically for use therein provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld).

                  (c) Each party entitled to indemnification under this Section
2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the


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
Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.



                                   ARTICLE III
                                  MISCELLANEOUS

         SECTION 3.1 NOTICES. All notices, requests and other communications to any party hereunder shall be given as provided in the Purchase Agreement.

         SECTION 3.2 ENTIRE AGREEMENT. This Agreement, the Purchase Agreement, and the other documents delivered pursuant hereto and thereto constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof

         SECTION 3.3 MODIFICATIONS AND AMENDMENTS. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and holders of at least a majority of the Registrable Securities.


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
         SECTION 3.4 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of California without giving effect to the conflict of law principles thereof.

         SECTION 3.5 JURISDICTION AND SERVICE OF PROCESS. The parties hereto agree that any suit, action or proceeding relating to or arising out of this Agreement or the transactions contemplated hereby, shall be brought in the federal and state courts located in Orange County, California, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement directly or indirectly shall be deemed to have arisen from a transaction of business in the State of California, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or outside the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 3.1 shall be deemed effective service of process on such party.

         SECTION 3.6 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

         SECTION 3.7 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

         SECTION 3.8 COUNTERPARTS; FACSIMILE. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

         SECTION 3.9 NO JURY TRIAL. THE COMPANY AND THE HOLDERS OF THE REGISTRABLE SECURITIES EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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
         SECTION 3.10 SUCCESSORS AND ASSIGNS. The rights to cause the Company to register Registrable Securities hereunder may be assigned by a holder of Registrable Securities to a transferee or assignee of Registrible Securities; provided, however that the transferor shall furnish to the Company written notice of such transfer. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time.

         SECTION 3.11 ATTORNEYS FEES. In the event any suit or action is instituted to enforce any provision in this Agreement, the substantially prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeal.

                                     * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above. ISTA PHARMACEUTICALS INC.


                                   By:          /s/ J.C. MacRae
                                            ------------------------------------
                                            Name:    J.C. MacRae
                                            Title:   Executive Vice President,
                                                     Chief Operating Offer and
                                                     Chief Financial Officer


                                   OTSUKA PHARMACEUTICAL CO., LTD.


                                   By:          /s/ Ichiro Otsuka
                                            ------------------------------------
                                            Name:    Ichiro Otsuka
                                            Title:   Managing Director


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